SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 18, 1997

                            Princeton Media Group, Inc.
             (Exact name of registrant as specified in its charter)

Ontario, Canada                     0-16355                      98-0082860
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               214 Brazilian Ave., Suite 400, Palm Beach, FL 33480
             (Address of principal executive offices)    (Zip Code)

                                 (561) 659-0121
               Registrant's telephone number, including area code

                               DeNovo Corporation
         (Former name or former address, if changed since last report.)


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are filed as a part of this report:

Exhibit 10.1  Form of Letter Agreement A
Exhibit 10.2  Form of Letter Agreement B
Exhibit 10.3  Form of Letter Agreement C
Exhibit 10.4  Form of Offshore Securities Subscription Agreement

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      The Registrant issued 1,105,700 shares of common stock to GEM (Singapore) Limited on behalf of certain holders of convertible preferred stock and convertible debentures of the Registrant, in settlement of the Registrant's conversion obligations pursuant to such instruments. The issuance was pursuant to executed Letter Agreements with the convertible preferred stockholders and convertible debenture holders in the forms attached hereto as Exhibits 10.1,
10.2 and 10.3.  No consideration or commissions were paid.

      The Registrant relied on warranties and representations made by the holders in subscription agreements substantially in the form filed herewith as Exhibit 10.4, which is hereby incorporated herein by reference, and reaffirmed in said Letter Agreements, as the basis for claiming the exemption pursuant to Regulation S.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Princeton Media Group, Inc.


Date: April 1, 1997                         By: /s/ James J. McNamara
                                               James J. McNamara, Chairman


EXHIBIT INDEX

Exhibit 10.1  Form of Letter Agreement A                                 Page
Exhibit 10.2  Form of Letter Agreement B                                 Page
Exhibit 10.3  Form of Letter Agreement C                                 Page
Exhibit 10.4  Form of Offshore Securities Subscription Agreement         Page